Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Tivic Health Systems, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION DATED DECEMBER 29, 2025

47685 Lakeview Blvd.

Fremont, CA 94538

(888) 276-6888

Tivic Health Systems, Inc.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 19, 2026

Dear Stockholder:

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Tivic Health Systems, Inc., a Delaware corporation (the “Company”), will be held on Thursday, February 19, 2026, at 1:00 p.m. Pacific Time. We have adopted a virtual format for the Special Meeting to provide a consistent and convenient experience to all stockholders regardless of location. You may attend the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/_____, where you will be able to vote electronically and submit questions for management’s consideration. You may also attend the Special Meeting and submit your vote by proxy and may submit questions ahead of the Special Meeting through the designated website. For further information, please see the Questions and Answers about these Proxy Materials and Voting beginning on the first page of the accompanying Proxy Statement. The purposes of the Special Meeting are as follows:

1.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of those shares of our Series C Non-Voting Convertible Preferred Stock and exercise of those warrants to purchase shares of our common stock that we may in the future issue to certain institutional investors (the “Series C Preferred Investors”) pursuant to that certain Securities Purchase Agreement entered into by and between us and such investors on December 9, 2025 (the “Series C Preferred Purchase Agreement”);

2.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of our Senior Secured Convertible Note and exercise of a warrant to purchase shares of our common stock that we may in the future issue to 3i, LP, a Delaware limited partnership (“3i”), pursuant to that certain Securities Purchase Agreement entered into by and between us and 3i on December 9, 2025 (the “Note Purchase Agreement”);

3.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of those shares of our Series B Non-Voting Convertible Preferred Stock and exercise of those warrants to purchase shares of our common stock that we may in the future issue to 3i pursuant to that certain Securities Purchase Agreement entered into by and between us and the previous investor party thereto on April 29, 2025 (the “April 2025 Purchase Agreement”), as amended by that the Amendment to Securities Purchase Agreement entered into by and between us and 3i on December 9, 2025 (the “Series B Amendment and, together with the April 2025 Purchase Agreement, the “Series B Preferred Purchase Agreement”);

4.	To approve the adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals.

Our Board of Directors (the “Board”) has carefully reviewed and considered the foregoing proposals, and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board has approved each proposal and recommends that you vote “For” each of Proposals 1, 2, 3 and 4. These proposals are more fully described in the Proxy Statement accompanying this Notice. Action may be taken on any one of the foregoing proposals at the Special Meeting on the date specified above or on any date or dates to which the meeting may be postponed or adjourned.

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Our Board has fixed the close of business on December 29, 2025 (the “Record Date”) as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting. Holders of outstanding shares of our Series A Non-Voting Convertible Preferred Stock, shares of our Series B Non-Voting Convertible Preferred Stock, or shares of our Series C Non-Voting Convertible Preferred Stock are not entitled to vote on any of the matters to be presented to our stockholders for approval at the Special Meeting. Accordingly, only stockholders of record of shares of our common stock as of the close of business on the Record Date will be entitled to vote at the Special Meeting. A list of the stockholders of record as of the close of business on the Record Date will be available for inspection by our stockholders for any purpose germane to the Special Meeting during normal business hours at our principal executive offices, located at 47685 Lakeview Blvd., Fremont, California 94538, beginning ten days before the Special Meeting through the date of the Special Meeting.

On or about _________, 2026, we are mailing this Notice, along with the accompanying Proxy Statement and proxy card, to each of our stockholders entitled to notice of and to vote at the Special Meeting. Accompanying this Notice is the Proxy Statement and a proxy card that includes voting instructions. Whether or not you expect to attend the Special Meeting, please read these materials carefully, complete, sign and date the enclosed proxy card and return it promptly, or complete and submit your proxy via phone or the Internet in accordance with the instructions provided on the enclosed proxy card.

We cordially invite you to virtually attend the Special Meeting. Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Special Meeting virtually, you are urged to promptly complete, date, sign, and return the enclosed proxy card or to submit your vote using another method included in the proxy card you receive in the mail. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote your shares. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in the enclosed proxy card. This will not limit your right to virtually attend or vote at the Special Meeting, but will help to secure a quorum and avoid added solicitation costs. You may revoke your proxy at any time before it has been voted at the Special Meeting.

Even if you plan to attend the virtual Special Meeting, we request that you submit a proxy by following the instructions provided in the enclosed proxy card you receive in the mail as soon as possible in order to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

By order of the Board of Directors,

Sheryle Bolton

Chairperson of the Board

Fremont, California

, 2026

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS PROVIDED IN THE ENCLOSED PROXY CARD.

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TABLE OF CONTENTS

GENERAL INFORMATION	1

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	2
When is the Special Meeting?	2
Where will the Special Meeting be held?	2
Will there be a Q&A session during the Special Meeting?	2
Why am I receiving these Proxy Materials?	2
Who is entitled to vote at the Special Meeting?	2
How many shares must be present to conduct business?	2
What will be voted on at the Special Meeting?	3
What shares can I vote at the Special Meeting?	4
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	4
How can I vote my shares without attending the Special Meeting?	4
How can I vote my shares at the Special Meeting?	4
How do I attend the virtual Special Meeting?	5
How do I gain admission to the virtual Special Meeting?	5
How are votes counted?	5
What is a “broker non-vote”?	5
How are abstentions counted?	6
Are dissenters’ rights available with respect to any of the proposals?	6
What should I do if I receive more than one set of Proxy Materials?	6
Can I change my mind after I return my proxy?	6
Who is soliciting my vote and who is paying the costs?	6
How can I find out the results of the voting?	6

PROPOSAL 1: APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THOSE SHARES OF SERIES C PREFERRED AND EXERCISE OF THOSE SERIES C WARRANTS THAT WE MAY IN THE FUTURE ISSUE TO THE SERIES C PREFERRED INVESTORS PURSUANT TO THE SERIES C PREFERRED PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)	7
General	7
Series C Preferred Purchase Agreement	7
Summary of Terms of the Series C Preferred	9
Nasdaq Stockholder Approval Requirements; Reasons for Stockholder Approval	11
Potential Effects of this Proposal	11
Potential Consequences if this Proposal is Not Approved	12
Vote Required	12
Recommendation of the Board	12

PROPOSAL 2: APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THAT NOTE AND EXERCISE OF THAT NOTE WARRANT THAT WE MAY IN THE FUTURE ISSUE TO 3i PURSUANT TO THE NOTE PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)	13
General	13
Note Purchase Agreement	13
Nasdaq Stockholder Approval Requirements; Reasons for Stockholder Approval	15
Potential Effects of this Proposal	16
Potential Consequences if this Proposal is Not Approved	16
Vote Required	16
Recommendation of the Board	16

PROPOSAL 3: APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THOSE SHARES OF SERIES B PREFERRED AND EXERCISE OF THOSE SERIES B WARRANTS THAT WE MAY IN THE FUTURE ISSUE TO 3i PURSUANT TO THE SERIES B PREFERRED PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)	17
General	17
Series B Preferred Purchase Agreement	17
Summary of Terms of the Series B Preferred	19
Nasdaq Stockholder Approval Requirements; Reasons for Stockholder Approval	20
Potential Effects of this Proposal	20
Potential Consequences if this Proposal is Not Approved	21
Vote Required	21
Recommendation of the Board	21

PROPOSAL 4: ADJOURNMENT OF THE SPECIAL MEETING	22
General	22
Vote Required	22
Recommendation of the Board	22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23

STOCKHOLDER PROPOSALS	24

MISCELLANEOUS	25

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47685 Lakeview Blvd.

Fremont, California 94538

(888) 276-6888

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 19, 2026

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Tivic Health Systems, Inc., a Delaware corporation (the “Company,” “Tivic,” “we” or “us”), for use at the Special Meeting of Stockholders of the Company (the “Special Meeting”), to be held on Thursday, February 19, 2026, at 1:00 p.m. Pacific Time. We have adopted a virtual format for the Special Meeting to provide a healthy, consistent, and convenient experience to all stockholders, regardless of location. You may attend the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/__________, where you will be able to vote electronically and submit questions for management’s consideration. You may also attend the Special Meeting and submit your vote by proxy and may submit questions ahead of the Special Meeting through the designated website. For further information, please see the Questions and Answers about these Proxy Materials and Voting beginning on page 2 of this Proxy Statement.

Holders of outstanding shares of our Series A Non-Voting Convertible Preferred Stock (“Series A Preferred”), Series B Non-Voting Convertible Preferred Stock (“Series B Preferred”), or Series C Non-Voting Convertible Preferred Stock (“Series C Preferred” and, together with the Series A Preferred and Series B Preferred, the “Preferred Stock”) are not entitled to vote such shares on any of the matters to be presented to our stockholders for approval at the Special Meeting. Accordingly, only stockholders of record of shares of our common stock (“Common Stock”) as of the close of business on the Record Date will be entitled to vote at the Special Meeting.

On or about ________, 2026, we are mailing this Proxy Statement and the accompanying proxy card to each of our stockholders entitled to notice of and to vote at the Special Meeting. This Proxy Statement and the enclosed proxy card include instructions for how stockholders entitled to vote at the Special Meeting may vote their shares.

This Proxy Statement will also be accessible online on or about _________ _, 2026 at: https:// tivichealth.com/investors/sec-filings/.

Only stockholders of record of our Common Stock at the close of business on December 29, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, there were _____ shares of our Common Stock issued and outstanding, which were held by approximately __ stockholders of record as of such date. Shares of our Common Stock cannot be voted at the Special Meeting unless the holder thereof is present or represented by proxy. The presence at the Special Meeting, virtually or by proxy, of the holders of one-third of the Company’s Common Stock issued and outstanding, as of the close of business on the Record Date, and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting and any adjournment or postponement thereof.

Our Board has selected Jennifer Ernst to serve as the holder of proxies for the Special Meeting. The shares of Common Stock represented by each executed and returned proxy will be voted by Ms. Ernst in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Ms. Ernst will vote your shares “FOR” each of the proposals being made at the Special Meeting.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Special Meeting. If you have not voted through your broker or other third-party intermediary, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card or otherwise submit a new proxy through the methods noted on the proxy card, but such new proxy must bear a later date than the original proxy. Third, you may vote virtually at the Special Meeting. However, your attendance at the Special Meeting will not, by itself, revoke your proxy. If you have instructed a broker or other third-party intermediary to vote your shares, you must follow the directions you receive from them to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Special Meeting.

We will provide copies of this Proxy Statement and accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q.	When is the Special Meeting?

A.	Thursday, February 19, 2026, at 1:00 p.m. Pacific Time.

Q.	Where will the Special Meeting be held?

A.	We have adopted a completely virtual format for the Special Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions for management’s consideration during the Special Meeting via the Internet at www.virtualshareholdermeeting.com/_______.

Q.	Will there be a Q&A session during the Special Meeting?

A.	We will not be holding a live Q&A session as part of the Special Meeting; however, stockholders may submit questions for management’s consideration through the virtual Special Meeting platform both before and during the Special Meeting.

Q.	Why am I receiving these Proxy Materials?

A.	We sent you this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Special Meeting. This Proxy Statement summarizes information related to the proposals being presented for your vote at the Special Meeting. You are invited to virtually attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or complete and submit your proxy via phone or the internet in accordance with the instructions provided on the enclosed proxy card. We intend to begin mailing this Proxy Statement, together with the accompanying Notice of Special Meeting and enclosed proxy card, on or about , 2025, to all stockholders of record entitled to vote at the Special Meeting.

Q.	Who is entitled to vote at the Special Meeting?

A.	Only stockholders who owned shares of our Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting and at any postponements or adjournments thereof. Holders of outstanding shares of our Preferred Stock are not entitled to vote such shares on any of the matters to be presented to our stockholders for approval at the Special Meeting.

At the close of business on the Record Date, there were _______ shares of our Common Stock issued and outstanding which were held by approximately __ stockholders of record as of such date. For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on.

Q.	How many shares of Common Stock must be present to conduct business at the Special Meeting?

A.	The presence at the Special Meeting, virtually or by proxy, of the holders of one-third of the Company’s Common Stock issued and outstanding, as of the close of business on the Record Date, and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting and any adjournment or postponement thereof. A quorum is required to conduct business at the Special Meeting and any adjournment or postponement thereof. Abstentions, which are described in more detail below, will be counted as shares present at the Special Meeting for purposes of determining whether a quorum exists. Since there are no non-routine matters being voted on at the Special Meeting, we will not have any broker non-votes, which are described in more detail below, at the Special Meeting.

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Q.	What will be voted on at the Special Meeting?

A.	The following chart sets forth the proposals scheduled for a vote at the Special Meeting and the vote required for such proposals to be approved.

Proposal	Votes Required	Voting Options	Board Recommendation
Proposal 1: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon conversion of those shares of our Series C Preferred and exercise of those warrants to purchase shares of our Common Stock (the “Series C Warrants”) that we may in the future issue to the Series C Preferred Investors pursuant to the Series C Preferred Purchase Agreement.

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. The approval of Proposal 1 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Proposal 2: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon conversion of our Senior Secured Convertible Note (the “Note”) and exercise of a warrant to purchase shares of our Common Stock (the “Note Warrant”) that we may in the future issue to 3i pursuant to the Note Purchase Agreement.

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. The approval of Proposal 2 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”
Proposal 3: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon conversion of those shares of our Series B Preferred and exercise of those warrants to purchase shares of our Common Stock (the “Series B Warrants”) that we may in the future issue to 3i pursuant to the Series B Preferred Purchase Agreement.

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. The approval of Proposal 3 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”
Proposal 4: To approve the adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals.

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. The approval of Proposal 4 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

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Q.	What shares can I vote at the Special Meeting?

A.	You may vote all of the shares of Common Stock owned by you as of the Record Date, including (i) shares of Common Stock held directly in your name as the stockholder of record, and (ii) shares of Common Stock held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.	Some of our stockholders hold shares of our Common Stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are considered to be, with respect to those shares, the stockholder of record, and these proxy materials were sent directly to you. As the stockholder of record, you have the right to vote virtually at the Special Meeting and to vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote by Internet, by phone, or by mail to ensure your vote is counted. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the Special Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the Special Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

Q.	How can I vote my shares without attending the Special Meeting?

A.	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a stockholder of record, you may vote by proxy by Internet, by phone, or by mail by following the instructions provided on the enclosed proxy card. Record holders have the option of voting by telephone at 1 (800) 690-6903 or by Internet at www.proxyvote.com. Additionally, record holders can vote by filling out the enclosed proxy card, signing it, and returning it in the postage paid return envelope. If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

If you submit your vote via phone or the Internet or you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee, or nominee, by using the proxy card provided by the broker, trustee, or nominee and mailing them in the envelope provided by such person.

Q.	How can I vote my shares at the Special Meeting?

A.	Stockholders who attend the Special Meeting virtually should follow the instructions at www.virtualshareholdermeeting.com/___________ to vote or submit questions for management’s consideration during the Special Meeting. Voting online during the Special Meeting will replace any previous votes, and the online polls will close at approximately 1:05 p.m. Pacific Time on February 19, 2026.

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Q.	How do I attend the virtual Special Meeting?

A.	You may attend the Special Meeting virtually, including to vote and/or submit questions for management’s consideration during the Special Meeting, by logging in at www.virtualshareholdermeeting.com/_______. The Special Meeting will begin at approximately 1:00 p.m. Pacific Time, with log-in beginning at 12:45 p.m., on February 19, 2026.

Q.	How do I gain admission to the Special Meeting?

A.	You are entitled to vote on the matters being presented to our stockholders for approval at the Special Meeting only if you were a stockholder of record who owned shares of our Common Stock at the close of business on December 29, 2025, the Record Date. To attend online and participate in the Special Meeting, stockholders of record will need to use the control number included on their proxy card to log into www.virtualshareholdermeeting.com/_______; beneficial owners who do not have a control number may gain access to the Special Meeting by logging into their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the Special Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Special Meeting prior to the start time. Please allow time for online check-in, which will begin at 12:45 p.m. Pacific Time. If you have difficulties during the check-in time or during the Special Meeting, please call technical support at 1 (844) 986-0822.

Stockholders will have multiple opportunities to submit questions to the Company for consideration both before and during the Special Meeting. Stockholders who wish to submit a question may do so in the question tab of the webcast online upon logging in and during the Special Meeting at www.virtualshareholdermeeting.com/________.

Q.	How are votes counted?

A.	If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4).

Q.	What is a “broker non-vote”?

A.

A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (the “NYSE”), brokers, trustees or other nominees may generally vote on routine matters but cannot vote on non-routine matters. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, in order to ensure that your shares are voted.

If the proposals to be acted upon at any meeting include both routine and non-routine matters, the banker, broker or other nominee may turn in a proxy card for uninstructed shares that votes with respect to routine matters but not with respect to non-routine matters. The “non-vote” with respect to non-routine matters is called a “broker non-vote.” We believe that there are no non-routine matters being voted on at the Special Meeting. As a result, we will not have any broker non-votes at the Special Meeting. As a result, banks, brokers and other nominees are not allowed to vote on these matters unless they have received voting instructions from the beneficial owner of the shares. Your bank, broker or other nominee will send you instructions on how you can instruct them to vote on these proposals. If you do not provide voting instructions, your bank, broker or other nominee will not vote your shares on these proposals.

5

Q.	How are abstentions counted?

A.	If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining the presence of a quorum.

With regard to each of Proposals 1, 2, 3 and 4, abstentions will be treated as shares that are present and entitled to vote on each of such proposals, and will therefore be treated as a vote “AGAINST” such proposals.

Q.	Are dissenters’ rights available with respect to any of the proposals?

A.	Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Special Meeting.

Q.	What should I do if I receive more than one set of Proxy Materials?

A.	If you receive more than one set of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each proxy card you receive to ensure that all of your shares are voted.

Q.	Can I change my mind after I return my proxy?

A.	Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. If you are a stockholder of record, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy, but it must bear a later date than the original proxy. Third, you may vote virtually at the Special Meeting. However, your attendance at the Special Meeting will not, by itself, revoke your proxy. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker, or other nominee regarding that entity’s procedures for revoking your voting instructions. Your last submitted proxy will be the proxy that is counted.

Q.	Who is soliciting my vote and who is paying the costs?

A.	Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing, and mailing of the Proxy Materials.

Q.	How can I find out the results of the voting?

A.	We intend to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) within four business days from the Special Meeting.

6

PROPOSAL 1

APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THOSE SHARES OF SERIES C PREFERRED AND EXERCISE OF SERIES C WARRANTS THAT WE MAY IN THE FUTURE ISSUE TO THE SERIES C PREFERRED INVESTORS PURSUANT TO THE SERIES C PREFERRED PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

General

We are asking our stockholders to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the number of shares of our Common Stock issued and outstanding as of December 9, 2025 (the “Series C Exchange Cap”) upon conversion of those shares of Series C Preferred and exercise of those Series C Warrants that we may in the future issue to the Series C Preferred Investors pursuant to the Series C Preferred Purchase Agreement.

As discussed in further detail below, on December 9, 2025 (the “Execution Date”), we entered into the Series C Preferred Purchase Agreement with the Series C Preferred Investors, pursuant to which, subject to the conditions set forth therein (including stockholder approval, as requested pursuant to this Proposal 1), the Series C Preferred Investors agreed to purchase up to 75,000 shares of our Series C Preferred Stock and Series C Warrants for a total purchase price of up to $75.0 million in several tranche closings (the “Series C Preferred Offering”) prior to June 9, 2027.

On December 8, 2025, immediately prior to execution of the Series C Purchase Agreement, there were 1,765,952 shares of our Common Stock issued and outstanding. Pursuant to Nasdaq Listing Rule 5635(d), we must obtain stockholder approval prior to the issuance of more than 353,013 shares of our Common Stock, equal to 19.99% of the number of shares of our Common Stock outstanding as of December 9, 2025, at a price per share below the Minimum Price (as defined below) upon conversion of the shares of Series C Preferred and exercise of the Series C Warrants sold and issued pursuant to the Series C Preferred Purchase Agreement. As a result, unless and until such stockholder approval is obtained, we may not issue more than an aggregate of 353,013 shares of Common Stock to the Series C Preferred Investors at a price below the Minimum Price upon conversion of shares of Series C Preferred or exercise of Series C Warrants that we may sell and issue to the Series C Preferred Investors pursuant to the Series C Preferred Purchase Agreement. Additionally, as discussed in additional detail below, pursuant to the Series C Preferred Purchase Agreement, unless and until we receive stockholder approval of the elimination of the Series C Exchange Cap, the Series C Preferred Investors shall have no obligation to complete the second or any of the subsequent Tranche Closings (as defined below).

As of December 26, 2025, 12,000 shares of Series C Preferred and 2,904,528 Series C Warrants are issued and outstanding. Subject to satisfaction of the conditions set forth in the Series C Preferred Purchase Agreement, we are bound to issue, and the Series C Preferred Investors are required to purchase, the other securities subject to the Series C Preferred Purchase Agreement.

Series C Preferred Purchase Agreement

On December 9, 2025, we entered into the Series C Preferred Purchase Agreement with the Series C Preferred Investors, pursuant to which, subject to the conditions set forth therein, we shall sell to the Series C Preferred Investors, and the Series C Preferred Investors shall purchase from us, up to 75,000 shares of the our Series C Preferred and Warrants to purchase shares of the our Common Stock for a total purchase price of up to $75,000,000 in several tranche closings (each, a “Tranche Closing”).

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The Series C Preferred Purchase Agreement provides that the Series C Preferred Offering shall be conducted through a series of separate Tranche Closings, pursuant to which, subject to satisfaction of the applicable closing conditions set forth in the Series C Preferred Purchase Agreement, we shall sell and issue the Series C Preferred Investors up to an aggregate of 75,000 shares of Series C Preferred as follows: (i) 12,000 shares of Series C Preferred (the “Initial Tranche Closing Date”), for $12,000,000 in gross proceeds to us, in the initial Tranche Closing, which was consummated on December 10, 2025 (the “Initial Tranche”); (ii) 6,000 shares of Series C Preferred (the “Second Tranche”), for $6,000,000 in gross proceeds to us, in the second Tranche Closing, which shall be consummated three business days after the applicable conditions set forth in the Series C Preferred Purchase Agreement have been satisfied or met, including but not limited to the effectiveness of a registration statement registering for resale by the Series C Preferred Investors the shares of common stock issuable upon conversion of the shares of Series C Preferred issued under the Initial Tranche and exercise of the Series C Warrants issued in connection with the Initial Tranche;; and (iii) up to an aggregate of 57,000 shares of Series C Preferred, for an aggregate of up to $57,000,000 in a series of subsequent Tranche Closings (each a “Subsequent Tranche Closing,” and together the “Subsequent Tranche Closings”), which shall be consummated when the Subsequent Tranche Funding Closing Conditions (as defined in the Series C Preferred Purchase Agreement) have been satisfied or waived, including but not limited to that the aggregate stated value of the Series C Preferred outstanding does not exceed $3,000,000 and certain additional volume and price conditions are met and the effectiveness of a registration statement registering for resale by the Series C Preferred Investors the shares of common stock issuable upon conversion of the shares of Series C Preferred issued under the Initial Tranche and the Second Tranche and exercise of the Series C Warrants issued in connection with the Initial Tranche and the Second Tranche.

Subject to certain beneficial ownership limitations and, until such date that stockholder approval is obtained, the Series C Exchange Cap, at any time after the issuance date, each holder of Series C Preferred shall have the right, at such holder’s option, to convert any or all of the shares of Series C Preferred held by such holder into fully paid and nonassessable shares of our Common Stock at the Fixed Conversion Price (as defined below). The number of shares of Common Stock issuable upon conversion of each share of Series C Preferred shall be equal to the quotient obtained by dividing (i) the stated value of such share of Series C Preferred plus all accrued and unpaid dividends thereon by (ii) the Fixed Conversion Price in effect on the date of conversion. “Fixed Conversion Price” means $2.2310, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the issuance date of the applicable shares of Series C Preferred.

In addition to the shares of Series C Preferred to be sold and issued to the Series C Preferred Investors in the Series C Preferred Offering, at each Tranche Closing we shall also issue the Series C Preferred Investors an aggregate of Series C Warrants to purchase that number of shares of our Common Stock equal to 50% of shares of Common Stock issuable upon conversion in full of the shares of Series C Preferred issued in connection with the same Tranche Closing. Each Series C Warrant shall be immediately exercisable (subject to certain beneficial ownership limitations and stockholder approval), expire five years from the date of issuance, and have an exercise price of $2.2310 (as may be adjusted for stock dividends, subdivisions, or combinations in the manner described in the Series C Warrant).

In the event that the closing price of our Common Stock during the prior three trading days preceding a Tranche Closing date shall be lower than the Series C Floor Price (as defined below), then the applicable Tranche Closing shall be delayed until such time as the price meets the required threshold for a period of five consecutive trading days. Notwithstanding the foregoing, the Series C Preferred Investors have the ability, subject to prior written consent of the Company, to purchase any number of shares of Series C Preferred prior to the dates of the Tranche Closings provided for in the Series C Preferred Purchase Agreement during the term of the Series C Preferred Purchase Agreement.

The consummation of the transactions contemplated by the Series C Preferred Purchase Agreement is subject to various customary closing conditions. In addition, pursuant to the Series C Preferred Purchase Agreement, unless and until we obtain the stockholder approval to issue additional shares in accordance with applicable Nasdaq Listing Rules, the Series C Preferred Investors are prohibited from converting their shares of Series C Preferred and exercising their Series C Warrants to the extent that such conversions and exercises would, in the aggregate, result in the issuance of shares of Common Stock exceeding the Series C Exchange Cap. The Series C Preferred Investors shall have no obligation to fund the second or subsequent Tranche Closings unless and until such stockholder approval has been obtained.

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Pursuant to the Series C Preferred Purchase Agreement, subject to certain exceptions, for so long as any shares of Series C Preferred remain outstanding (the “ROFR Period”), the Series C Preferred Investors will have a right of first refusal to with respect to any investment proposed to be made by any other person for each and every future variable rate transaction during the ROFR Period. Additionally, subject to certain exceptions, for so long as the Series C Preferred Investors holds any shares of Series C Preferred, Series C Warrants, or shares of Common Stock issued upon conversion of the Series C Preferred or exercise of the Series C Warrants, the Series C Preferred Investors shall have the right to participate in any subsequent financing for up to 20% of such financing. Moreover, for so long as any shares of Series C Preferred remain outstanding, subject to certain exceptions, the Series C Preferred Investors shall have the right to require us to use 36% of the proceeds received by us from any future financing to redeem any shares of Series C Preferred held by the Series C Preferred Investor in accordance with the terms of the Certificate of Designation of Preferences, Rights and Limitations of the Series C Non-Voting Convertible Preferred Stock (the “Series C Certificate of Designation”).

The Series C Preferred Purchase Agreement contains customary termination provisions for the Series C Preferred Investors under certain limited circumstances. The Series C Preferred Purchase Agreement will automatically terminate if any Tranche Closing has not occurred prior to June 9, 2027.

Each Series C Preferred Investor has agreed that neither it nor any of its affiliates shall engage in any short-selling or hedging of our Common Stock during any time prior to the full conversion of shares of the Series C Preferred.

In connection with the Series C Preferred Purchase Agreement, we also entered into a registration rights agreement with the Series C Preferred Investors, pursuant to which we agreed to file with the Commission a registration statement registering the shares of Common Stock issuable upon conversion of the shares of Series C Preferred and exercise of the Series C Warrants issued on the Initial Tranche Closing Date for resale by the Series C Preferred Investors. Upon the completion of any Tranche Closing subsequent to the Initial Tranche Closing Date, we are required to file a new registration statement covering the registrable securities subject to such Tranche Closing and have the registration statement declared effective by the Commission within 45 days of the filing deadline.

Pursuant to the Series C Preferred Purchase Agreement, we agreed to hold a stockholders’ meeting to obtain approval as required by applicable rules and regulations of the Nasdaq Capital Market from our stockholders with respect to the transactions contemplated by the Series C Preferred Purchase Agreement and other related transaction documents (the “Series C Stockholder Approval”), including the issuance of shares of our Common Stock upon conversion of the Series C Preferred and the Series C Warrants in excess of the Series C Exchange Cap pursuant to the Series C Preferred Purchase Agreement and such transaction documents. If the Series C Stockholder Approval is not obtained at the Special Meeting (and in any event within 90 days of the Execution Date), then we shall convene additional stockholder meetings every four months thereafter until the Series C Stockholder Approval is obtained.

Summary of Terms of the Series C Preferred

The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series C Preferred are set forth in the Series C Certificate of Designation. The Series C Certificate of Designation authorizes 75,000 shares of Series C Preferred. A summary of the principal terms of the Series C Preferred are set forth below:

Ranking. The Series C Preferred ranks senior to our Common Stock, our Series A Preferred and our Series B Preferred with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

Dividends. The holders of outstanding shares of Series C Preferred shall be entitled to cumulative dividends at an annual rate of 6% of the Stated Value (as defined below) per share. Dividends shall accrue from the date of each such Tranche Closing, and for as long as any shares of Series C Preferred remain issued and outstanding and are payable quarterly in arrears. At the Company’s option, dividends on the Series C Preferred may be paid in (i) cash, (ii) by adding the amount of dividends payable on such date to the aggregate Stated Value of such holder’s shares of Series C Preferred Stock (“PIK Dividends”), or (iii) any combination of cash and PIK Dividends. The “Stated Value” shall mean $1,080 per share, subject to adjustment for stock splits, stock dividends (including PIK Dividends), recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events affecting such shares.

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Voting. Except as otherwise provided by the Series C Certificate of Designation or required by law, the Series C Preferred does not have voting rights. However, as long as any shares of Series C Preferred are outstanding, we shall not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series C Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred or alter or amend the Series C Certificate of Designation, amend or repeal any provision of, or add any provision to, our amended and restated certificate of incorporation, as amended (our “Charter”) or our amended and restated bylaws, as amended (our “Bylaws”), or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, in each case if any such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Preferred, (ii) issue further shares of Series C Preferred other than pursuant to the Series C Preferred Purchase Agreement or increase or decrease (other than by conversion) the number of authorized shares of Series C Preferred, or (iii) enter into any agreement with respect to any of the foregoing. Holders of shares of Common Stock acquired upon the conversion of shares of Series C Preferred shall be entitled to the same voting rights as each other holder of Common Stock, except that such holders of shares of Common Stock acquired upon the conversion of shares of the Series C Preferred may not vote such shares upon the proposal for Series C Stockholder Approval.

Management Rights. Notwithstanding the foregoing, the holders, voting as a separate class, have the right to appoint directors to the Board if performance falls short against cash burn targets: starting on the 12-month anniversary of the Series C Preferred Purchase Agreement, if for two consecutive fiscal quarters the Company’s net monthly cash burn (measured as the average over any rolling three-month period) exceeds the Board-approved “Maximum Cash Burn” by more than 15% (with specified exclusions for Board-approved strategic items, force majeure/macroeconomic events, mandated accounting changes, and non-recurring or extraordinary items), the holders may appoint one director, and if the underperformance continues for an additional consecutive fiscal quarter, they may appoint a second director. To exercise the right, the holders must give written notice within 30 days after the Company files quarterly financials evidencing the trigger, each appointee must be reasonably acceptable to the Nominations and Corporate Governance Committee of the Board (or, if none, the Board), meet independence/qualification standards, and comply with Company policies, and the Company will include the appointee in its slate or fill a vacancy, subject to fiduciary duties. The right is subject to a cure: if, before the appointment becomes effective, performance returns to within 10% of the Maximum Cash Burn (applying the same exclusions), the right is not exercisable for that period. If any appointed director automatically resigns upon the earlier of (i) performance within 10% of budget for two consecutive fiscal quarters, (ii) 24 months after appointment, or (iii) the termination events below. The appointment rights terminate upon the earliest of conversion of all outstanding shares of Series C Preferred, consummation of a fundamental transaction, or written agreement of the Company and holders of a majority of the then outstanding shares of Series C Preferred.

Key Person. While at least 1,200 shares of Series C Preferred remain outstanding, we shall cause Jennifer Ernst to devote substantially all of her business time to our business and affairs. Notwithstanding the foregoing, nothing in the Series C Certificate of Designation shall require the Board to take or refrain from taking any action that would violate applicable law or constitute a breach of its fiduciary duties to the Company.

Conversion. Subject to certain beneficial ownership limitations and, until such date that the Series C Stockholder Approval is obtained, the Series C Exchange Cap, at any time after the issuance date, each holder of Series B Preferred shall have the right, at such holder’s option, to convert any or all of the shares of Series B Preferred held by such holder into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock issuable upon conversion of each share of Series B Preferred shall be equal to the quotient obtained by dividing (i) the Stated Value of such share of Series B Preferred plus all accrued and unpaid dividends thereon by (ii) the Fixed Conversion Price in effect on the date of conversion. Notwithstanding the foregoing, each holder shall have the right to convert at a variable conversion price in effect on any conversion date which shall be equal to 93% of the lowest volume-weighted average price of our Common Stock on the Nasdaq Capital Market for the five trading days immediately preceding the date of the conversion notice delivered by the holder, subject to adjustment; provided, however, that in no event shall the Conversion Price be lower than $0.39 per share (the “Series C Floor Price”), subject to adjustment.

Liquidation. In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of Series C Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets, funds, or proceeds available for distribution of the Company to the holders of Common Stock or any other class or series of capital stock ranking junior to the Series C Preferred upon liquidation, by reason of their ownership thereof, an amount per share equal to the greater of (i) the Stated Value plus all accrued and unpaid dividends thereon or (ii) the amount that such holder would receive if such holder converted all of its shares of Series C Preferred into shares of Common Stock immediately prior to such liquidation, dissolution or winding up.

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Redemption. The Company may, at any time and in its sole discretion, request to redeem all or any portion of the outstanding shares of Series C Preferred at a price equal to 115% of the Stated Value plus all accrued and unpaid dividends thereon by providing the holder at least 10 trading days prior written notice, during which 10 trading day period the holder thereof shall have the right to convert such holder’s shares of Series C Preferred into shares of Common Stock. Upon the closing of any equity or equity-linked financing by the Company after the issuance date or any exercise of the Company’s warrants to purchase shares of Common Stock issued or issuable pursuant to the Series B Preferred Purchase Agreement (each, a “Series B Warrant Exercise”), the holder shall have the right, but not the obligation, to require the Company to redeem, out of the proceeds of such financing or the cash proceeds of any Series B Warrant Exercise, up to 36% of the aggregate amount of net proceeds raised in the financing and 100% of the cash proceeds of any Series B Warrant Exercise, (i) outstanding shares of Series C Preferred at a per share price equal to the Stated Value plus all accrued and unpaid dividends thereon and/or (ii) the Note, provided that such right shall expire five trading days after the holder receives notice from the Company of the closing of a financing or a Series B Warrant Exercise.

Nasdaq Stockholder Approval Requirement; Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the sale, issuance, or potential issuance by a listed company, in a transaction other than a public offering, of shares of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the company’s Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

As discussed above, the price at which each share of Series C Preferred shall convert into a share of our Common Stock is $2.2310. Additionally, the exercise price of each Series C Warrant is $2.2310. The closing price of our Common Stock on December 8, 2025, the date immediately preceding the signing of the Series C Preferred Purchase Agreement, was $2.11, and the average closing price of our Common Stock for the five trading days immediately preceding the signing of the Series C Preferred Purchase Agreement was $1.94. As a result, it is possible that we may issue shares of our Common Stock upon conversion of the shares of Series C Preferred and exercise of the Series C Warrants at a price below the Minimum Price in the future. Accordingly, we are seeking stockholder approval of this Proposal 1 in order to permit us to issue shares of Common Stock in excess of the Series C Exchange Cap to the Series C Preferred Investors upon conversion of the shares of the Series C Preferred and exercise of the Series C Warrants at a price below the Minimum Price to the extent that the number of such shares of Common Stock would equal or exceed the Series C Exchange Cap. As a result of the foregoing, and in order to comply with our obligations under the Series C Preferred Purchase Agreement and to allow us to fully utilize the Series C Preferred Purchase Agreement, we are seeking stockholder approval of the elimination of the Series C Exchange Cap, in accordance with Nasdaq Listing Rule 5635(d).

Potential Effects of this Proposal

In the event that our stockholders approve this Proposal 1 at the Special Meeting, the Series C Exchange Cap will be eliminated and, subject to certain beneficial ownership limitations and certain other conditions, the Series C Preferred Investors will have the right to convert the shares of Series C Preferred and exercise the Series C Warrants we issued or will issue to them pursuant to the Series C Preferred Purchase Agreement. Additionally, receipt of stockholder approval of this Proposal 1 at the Special Meeting is necessary in order for us to complete the Second and subsequent Tranche Closing pursuant to the Series C Preferred Purchase Agreement. This would allow us to access up to the full $75,000,000 of capital provided for pursuant to the Series C Preferred Purchase Agreement, excluding any additional proceeds that we would receive in the event that any Series C Preferred Investor exercises its Series C Warrants, on favorable terms. Access to such financing would provide much needed working capital for the purpose of growing our business and the development of our product candidates.

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Pursuant to the Series C Preferred Purchase Agreement, we may issue up to an aggregate of 207,692,305 shares of Common Stock upon conversion of the shares of Series C Preferred, resulting in post-conversion dilution of 99.16% to current stockholders as of December 8, 2025. If all of the Series C Warrants were also exercised, resulting in the issuance of 90,135,297 additional shares of Common Stock, the post-conversion/exercise dilution of the percentage interest of our current stockholders will be 99.41% as of December 8, 2025. The issuance of shares of Common Stock upon conversion of shares of the Series C Preferred and exercise of the Series C Warrants will not affect the rights of the holders of outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of our Common Stock or in greater price volatility.

We are not seeking the approval of stockholders to authorize entry into the Series C Preferred Purchase Agreement, as we have already done so, and such agreement is already binding on the Company.

Potential Consequences if this Proposal is Not Approved

In the event that our stockholders do not approve this Proposal 1 at the Special Meeting, unless the Series C Preferred Investors elect to waive the relevant conditions to closing, our access to capital pursuant to the Series C Preferred Purchase Agreement will be limited to the $12,000,000 we received in connection with the initial Tranche Closing and we will not be able to complete any of the other Tranche Closings. If we cannot complete any of the other Tranche Closings, we may need to raise additional capital through other sales of our equity securities, which may not be available if and when we need it, may be on terms less favorable to us and could result in significant dilution to our stockholders. The failure of our stockholders to approve this Proposal 1 could severely limit our ability to raise additional capital.

Additionally, in the event that our stockholders do not approve this Proposal 1 at the Special Meeting, we will be required to convene and hold meetings of our stockholders every four months after the Special Meeting until the Series C Stockholder Approval is obtained. The process of continuing to hold stockholder meetings to obtain the requisite stockholder approval would cause us to incur additional costs and expenses in connection with holding these additional stockholder meetings, including legal costs and costs in connection with soliciting proxies, and would divert our management’s attention from the operation of our business, which could materially harm our business.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve this Proposal 1. Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 1. This Proposal 1 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THOSE SHARES OF SERIES C PREFERRED AND EXERCISE OF THOSE SERIES C WARRANTS THAT WE MAY IN THE FUTURE ISSUE TO THE SERIES C PREFERRED INVESTORS PURSUANT TO THE SERIES C PREFERRED PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

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PROPOSAL 2

APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THAT NOTE AND EXERCISE OF THAT NOTE WARRANT THAT WE MAY IN THE FUTURE ISSUE TO 3i PURSUANT TO THE NOTE PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

General

We are asking our stockholders to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the number of shares of our Common Stock issued and outstanding as of December 9, 2025 (the “Note Exchange Cap”) upon conversion of the Note and exercise of the Note Warrant that we may in the future issue to 3i pursuant to the Note Purchase Agreement.

Note Purchase Agreement

On December 10, 2025, pursuant to the terms of the Note Purchase Agreement, we issued, in a private placement offering (the “Note Offering”), a 5% senior secured convertible note (the “Note”) in the aggregate principal amount of $16,253,147.10 and a warrant (the “Note Warrant”) to purchase up to an aggregate of 4,553,213 shares of our Common Stock to 3i for an aggregate purchase price of $16,253,147.10.

We received gross proceeds from the Note Offering of $16,253,147.10, all of which was used to fund our purchase, through our wholly owned subsidiary, Velocity Bioworks, Inc. (“VBI”), of the personal property and assets (collectively, the “Acquired Assets”) of Scorpius Holdings, Inc. (“Scorpius”) pursuant to that certain Asset Purchase Agreement and Secured Bill of Sale by and between VBI and 3i, in its capacity as collateral agent of Scorpius. The Acquired Assets include, without limitation, facilities, equipment, inventory, contract rights, IT systems, software, files, records, documents, intellectual property, and goodwill related to Scorpius’ contract development and manufacturing organization business. As disclosed previously, we engaged Scorpius in May 2025 to serve as the primary U.S. manufacturer for our late-stage TLR5 agonist, Entolimod, for the treatment of acute radiation syndrome.

Pursuant to the Note Purchase Agreement, we agreed to reimburse 3i for all costs and expenses incurred by it or its affiliates in connection with the transactions contemplated by the Note Purchase Agreement, up to $100,000.

On December 9, 2025, we, VBI and 3i entered into a Security Agreement (the “Security Agreement”), pursuant to which we and VBI granted security interests in the Collateral (as such term is defined in the Security Agreement) to secure our obligations under the Note and the Note Purchase Agreement.

The Note matures on the fifth anniversary of the issuance date (the “Maturity Date”), unless prior thereto there is an event of default, and bears interest at a rate of 5.0% per annum; provided, however, that upon the occurrence (and during the continuance) of an event of default, the Note shall bear interest at a rate of 10% per annum. Commencing on the first day of the first full calendar month that is 18 months from the issuance date, and on the first day of each calendar month thereafter until the Maturity Date (each, an “Installment Date”), in each case provided that there has been no Equity Conditions Failure (as defined in the Note), we shall pay 3i an amount equal to the sum of (i) (a) with respect to any Installment Date other than the Maturity Date, the lesser of the (A) quotient of (I) the principal amount outstanding under the Note as of the initial Installment Date, divided by (II) the number of Installment Dates occurring under the Note and (B) the principal amount then outstanding under the Note as of such Installment Date and (b) with respect to the Installment Date that is the Maturity Date, the principal amount then outstanding under the Note as of such Installment Date; (ii) any Deferral Amount (as defined in the Note) deferred under the Note and included in such Installment Amount in accordance therewith; and (iii) in each case of clauses (i) and (ii), the sum of any accrued and unpaid interest, accrued and unpaid late charges, and Make-Whole Amount (as defined in the Note) as of the Installment Date (the “Installment Amount”) by converting such Installment Amount into shares of our Common Stock; provided, however, that, at our election, we may choose to redeem such Installment Amount in cash or by any combination of cash and shares of our Common Stock.

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In addition to the foregoing, the Note is convertible in part or in whole, at the option of the holder, at any time, into such number of shares of our Common Stock equal to the sum of the principal amount of the Note, plus all accrued and unpaid interest, plus any Make-Whole Amount, plus any unpaid late charges (the “Holder Conversion Amount”) at a conversion price equal to $2.2310 (the “Note Conversion Price”), subject to adjustment for any stock splits, stock dividends, recapitalizations and similar events and subject to a Note Exchange Cap and other limitations; provided, however, that if at any time while the Note is outstanding, we sell or grant any options to purchase or sell or issue shares of Common Stock or common stock equivalents at a price below the Note Conversion Price then in effect (such lower price, the “Note Base Conversion Price”), then the Note Conversion Price shall be lowered to such Note Base Conversion Price. Notwithstanding the foregoing, subject to the terms of the Note, at any time after the effective date of a registration statement covering the shares of Common Stock issuable upon conversion of the Note (the “Note Conversion Shares”) and shares of Common Stock issuable upon exercise of the Note Warrant (the “Note Warrant Shares”), the holder shall be entitled to convert all or any portion of the unpaid Holder Conversion Amount not exceeding $750,000 (or a higher amount mutually agreed upon by the Company and the holder) per calendar month into Note Conversion Shares at a conversion price equal to 97% of the lowest volume weighted average price (“VWAP”) of the shares of Common Stock during the ten consecutive trading day period ending and including the trading day immediately prior to the conversion date (the “Alternative Note Conversion Price”), provided that the Alternative Note Conversion Price may not be below $0.39 (the “Note Floor Price”). If the Alternative Note Conversion Price is below the Note Floor Price, then in addition to the issuance of the Note Conversion Shares, we shall pay the holder cash as a true-up in accordance with the Note. All conversions are subject to certain beneficial ownership limitations, as set forth in the Note.

The Note contains customary events of default, including key person departure events. If an event of default occurs, 3i may require us to redeem (regardless of whether such event of default has been cured) all or any portion of the Note at a redemption price calculated in accordance with the terms of the Note. Subject to limited exceptions set forth in the Note, the Note prohibits us and, as applicable, our subsidiaries from incurring any new indebtedness, other than permitted indebtedness.

The Note is redeemable by us at a redemption price equal to 105% of the sum of the Installment Amount to be redeemed. While the Note is outstanding, if we enter into a Subsequent Placement (as such term is defined in the Note), the holder of the Note shall have the right to require that we redeem all, or any portion, of the amount due under the Note in an amount not in excess of 36% of the net proceeds of such Subsequent Placement.

The Note Warrant shall be immediately exercisable (subject to certain beneficial ownership limitations and stockholder approval of the waiver of the Note Exchange Cap), expires five years from the date of issuance, and has an exercise price per share of Common Stock under the Note Warrant equal to $2.2310 (as may be adjusted for stock dividends, subdivisions, or combinations in the manner described in the Note Warrant). The Note Warrant provides for cashless exercise under certain circumstances. The right to exercise any portion of the Note Warrant is subject to certain beneficial ownership limitations, as set forth in the Note Warrant.

Pursuant to the Note Purchase Agreement, from December 9, 2025 until the later of (i) the date that less than 10% of the principal of the Note is outstanding and (ii) the 12-month anniversary of the issuance date (the “Restricted Period”), we are prohibited from entering into a Variable Rate Transaction (as such term is defined in the Note Purchase Agreement). Additionally, subject to certain exceptions, during the Restricted Period, we are prohibited from (i) issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of shares of our Common Stock or Common Stock Equivalents (as such term is defined in the Note Purchase Agreement) or (ii) filing any registration statement or any amendments or supplements thereto. Further, during the Restricted Period, 3i shall have the right to participate in any subsequent financing for up to 20% of such financing.

In connection with the Note Offering, on December 9, 2025, we also entered into a registration rights agreement with 3i, pursuant to which we agreed to file with the Commission a registration statement registering the Note Conversion Shares and the Note Warrant Shares and to use our commercially reasonable best efforts to have the registration statement declared effective by the Commission within 45 calendar days of the filing deadline under such registration rights agreement (which may be extended in the event the Commission elects to review such registration statement).

Pursuant to the Note Purchase Agreement, we agreed to hold a stockholders’ meeting for the purpose of obtaining stockholder approval of a waiver of the Note Exchange Cap (the “Note Stockholder Approval”). If the Note Stockholder Approval is not obtained at the Special Meeting (and in any event within 90 days of the Execution Date), then we shall convene additional stockholder meetings every four months thereafter until the Note Stockholder Approval is obtained.

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The Note Purchase Agreement contains customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Relying on, among other things, the representation that the purchaser of securities under the Note Purchase Agreement is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)), we sold the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The number of shares of Common Stock that may be issued upon conversion of the Note and exercise of the Note Warrant, and inclusive of any shares issuable under and in respect of the Note Purchase Agreement, is subject to the Note Exchange Cap of 353,013 shares of Common Stock, which is 19.99% of the outstanding number of shares of our Common Stock on the Execution Date, unless the Note Stockholder Approval is obtained to exceed the Note Exchange Cap. If the Note was to fully convert (including interest and the Make-Whole Amount) into Note Conversion Shares at the Note Conversion Price, assuming no Note Exchange Cap, we would issue 9,106,425 Note Conversion Shares. In addition, under the terms of the Notes and the Note Warrant, 3i may not convert the Note or exercise the Note Warrant to the extent such conversion or exercise would cause 3i, together with its affiliates and attribution parties, to beneficially own a number of shares of Common Stock that would exceed 4.99% of shares of our then outstanding Common Stock following such exercise.

The number of shares of the Company’s Common Stock that may be issued upon conversion of the Notes and exercise of the Warrants, and inclusive of any shares issuable under and in respect of the Purchase Agreement, is subject to an exchange cap (the “Exchange Cap”) of 865,820 shares, which is 19.99% of the outstanding number of shares of our Common Stock on the Closing Date, unless we obtain approval from our stockholders to issue shares of Common Stock to the holders upon conversion of the Notes and exercise of the Warrants in excess of the Exchange Cap. If the Notes were to be fully converted into Conversion Shares at the Conversion Price initially in effect, assuming no Exchange Cap, we would issue 7,285,140 Conversion Shares plus an additional 1,821,285 shares of Common Stock if interest and the Make-Whole Amount (as such term is defined in the Notes) is also converted into shares of Common Stock.

Nasdaq Stockholder Approval Requirement; Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the sale, issuance, or potential issuance by a listed company, in a transaction other than a public offering, of shares of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before the issuance for a price that is less than the Minimum Price. Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

As discussed above, the Note is convertible in part or in whole, at the option of the holder, at any time into such number of shares of Common Stock equal to the Holder Conversion Amount at a conversion price equal to $2.2310. Additionally, the exercise price per share of Common Stock under the Note Warrant is $2.2310. The closing price of our Common Stock on December 8, 2025, the date immediately preceding the signing of the Note Purchase Agreement, was $2.11, and the average closing price of our Common Stock for the five trading days immediately preceding the signing of the Note Purchase Agreement was $1.94. As a result, it is possible that we may issue Note Conversion Shares and Note Warrant Shares at a price below the Minimum Price in the future. Accordingly, we are seeking stockholder approval of this Proposal 2 in order to permit us to issue shares of Common Stock in excess of the Note Exchange Cap to 3i upon conversion of Note and exercise of the Note Warrant at a price below the Minimum Price to the extent that the number of such shares of Common Stock would equal or exceed the Note Exchange Cap. As a result of the foregoing, and in order to comply with our obligations under the Note Purchase Agreement and to allow us to fully utilize the Note Purchase Agreement, we are seeking stockholder approval of the elimination of the Note Exchange Cap, in accordance with Nasdaq Listing Rule 5635(d). Also, as discussed above, at any time after the effective date of a registration statement covering the Note Conversion Shares and the Note Warrant Shares, 3i is entitled to convert all or any portion of the unpaid Holder Conversion Amount not exceeding $750,000 (or a higher amount mutually agreed upon by us and 3i) per calendar month into Note Conversion Shares at the Alternative Conversion Price. To the extent any portion of the unpaid Holder Conversion Amount is converted at the Alternative Conversion Price, the maximum number of Note Conversion Shares issuable upon conversion of the Note may increase. Accordingly, we are seeking stockholder approval of this Proposal 2 in order to permit us to issue shares of Common Stock in excess of the Note Exchange Cap to 3i upon conversion of the Note and the Note Warrant at a price below the Minimum Price to the extent that the number of such shares of Common Stock would equal or exceed the Note Exchange Cap. As a result of the foregoing, and in order to comply with our obligations under the Note Purchase Agreement, we are seeking stockholder approval of the elimination of the Note Exchange Cap, in accordance with Nasdaq Listing Rule 5635(d).

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Potential Effects of this Proposal

In the event that our stockholders approve this Proposal 2 at the Special Meeting, the Note Exchange Cap will be eliminated and, subject to certain beneficial ownership limitations and certain other conditions, 3i will have the right to convert the Note and exercise the Note Warrant we issued to it pursuant to the Note Purchase Agreement. While it is difficult to predict the total number of shares of Common Stock we may issue under the Note Purchase Agreement, using the Note Floor Price of $0.39 as the Note Conversion Price for the Holder Conversion Amount, we estimate that we may issue as many as 52,093,421 shares of Common Stock upon conversion of the Note, and 4,553,213 shares of Common Stock upon exercise of the Note Warrant.

The issuance of shares of Common Stock upon conversion of the Note and exercise of the Note Warrant will not affect the rights of the holders of outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of our Common Stock or in greater price volatility. Further, because of the possibility that a portion of the Holder Conversion Amount may be converted at the Alternative Conversion Price, stockholders may experience an even greater dilutive effect. Issuance of Note Conversion Shares and Note Warrant Shares could also have a dilutive effect on the book value per share of Common Stock and any future earnings per share. We have agreed to file a registration statement to permit the public resale of the Note Conversion Shares and the Note Warrant Shares. The influx of those shares into the public market could have a negative effect on the trading price of our Common Stock.

Stockholder approval of this Proposal 2 could allow us to preserve cash by paying amounts due to 3i through share issuances in excess of the Note Exchange Cap. Loss of these potential funds could adversely impact our ability to fund our operations.

We are not seeking the approval of stockholders to authorize entry into the Note Purchase Agreement, as we have already entered into the Note Purchase Agreement on December 9, 2025, and the Note and the Note Warrant have already been issued.

Potential Consequences if this Proposal is Not Approved

In the event that our stockholders do not approve this Proposal 2 at the Special Meeting and we are not able to issue shares of our Common Stock in connection with the conversion of the Note and the exercise of the Note Warrant below the Minimum Price, (i) we would be required to make repayments of the Note in cash (which we and our Board believe would be better used for our general working capital purposes) rather than in shares of Common Stock, and (ii) the Collateral would continue to be subject to the security interests granted pursuant to the Security Agreement to secure our obligations under the Note and the Note Purchase Agreement.

In addition, in the event that our stockholders do not approve this Proposal 2 at the Special Meeting, we will be required to convene and hold meetings of our stockholders every four months after the Special Meeting until the Note Stockholder Approval is obtained. The process of continuing to hold stockholder meetings to obtain the requisite stockholder approval would cause us to incur additional costs and expenses in connection with holding these additional stockholder meetings, including legal costs and costs in connection with soliciting proxies, and would divert our management’s attention from the operation of our business, which could materially harm our business.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve this Proposal 2. Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 2. This Proposal 2 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THAT NOTE AND EXERCISE OF THAT NOTE WARRANT THAT WE MAY IN THE FUTURE ISSUE TO 3i PURSUANT TO THE NOTE PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

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PROPOSAL 3

APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THOSE SHARES OF SERIES B PREFERRED AND EXERCISE OF THOSE SERIES B WARRANTS THAT WE MAY IN THE FUTURE ISSUE TO 3i PURSUANT TO THE SERIES B PREFERRED PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

General

We are asking our stockholders to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the number of shares of our Common Stock issued and outstanding as of December 9, 2025 (the “Series B Cap”) pursuant to the transactions entered into on December 9, 2025 (including the lowering of the floor price under the Series B Certificate of Designation (as defined below) pursuant to the Series B Amendment).

On April 29, 2025, we entered into the April 2025 Purchase Agreement with Helena Global Investment Opportunities I Ltd. (“Helena”), pursuant to which, subject to the conditions set forth therein, we agreed to sell to Helena, and Helena agreed to purchase from us, up to 8,400 shares of Series B Preferred and Series B Warrants for a total purchase price of up to $8.4 million in several tranche closings (each, a “Tranche Closing”) prior to December 31, 2025. As of December 9, 2025, we had completed four of the six Tranche Closings contemplated by the April 2025 Purchase Agreement. On December 9, 2025, Helena assigned the April 2025 Purchase Agreement, including all of its rights and obligations thereunder, to 3i, and 3i purchased all of the outstanding shares of Series B Preferred from Helena. In addition, on December 9, 2025, the Company and 3i entered into the Series B Amendment. The Series B Amendment provided, among other things, that the Board shall take all necessary action to lower the applicable Series B Floor Price (as defined below) to $0.39 per share from $1.294 per share. Because the lowering of the Series B Floor Price has the impact of increasing the number of shares of Common Stock issuable upon conversion of the Series B Preferred, we are seeking stockholder approval of this Proposal 3 in order to permit us to issue shares of Common Stock in excess of the Series B Cap to 3i upon conversion of the Series B Preferred at a price below the Minimum Price to the extent that the number of such shares of Common Stock would equal or exceed the Series B Cap.

On December 8, 2025, immediately prior to execution of the Series B Amendment, there were 1,765,952 shares of our Common Stock issued and outstanding. Pursuant to Nasdaq Listing Rule 5635(d), we must obtain stockholder approval prior to the issuance of more than 353,013 shares of our Common Stock, equal to 19.99% of the number of shares of our Common Stock outstanding as of December 9, 2025, at a price per share below the Minimum Price upon conversion of the shares of Series B Preferred and exercise of the Series B Warrants sold and issued pursuant to the Series B Preferred Purchase Agreement. As a result, unless and until such stockholder approval is obtained, we may not issue more than an aggregate of 353,013 shares of Common Stock to 3i at a price below the new Floor Price upon conversion of shares of Series B Preferred or exercise of Series B Warrants that we may sell and issue to 3i pursuant to the Series B Preferred Purchase Agreement. Additionally, as discussed in additional detail below, pursuant to the Series B Preferred Purchase Agreement, unless and until we receive stockholder approval of the elimination of the Series B Cap, 3i shall have no obligation to complete the fifth or final Tranche Closings.

As of December 8, 2025, 3,581 shares of Series B Preferred and 509,987 Series B Warrants are issued and outstanding. Subject to satisfaction of the conditions set forth in the Series B Preferred Purchase Agreement, we are bound to issue, and 3i is required to purchase, the other securities subject to the Series B Preferred Purchase Agreement.

Series B Preferred Purchase Agreement

As amended, the Series B Preferred Purchase Agreement provides that the purchase of shares of Series B Preferred thereunder shall be conducted through six separate Tranche Closings, pursuant to which, subject to satisfaction of the applicable closing conditions set forth in the Series B Preferred Purchase Agreement, we shall sell and issue up to an aggregate of 8,400 shares of Series B Preferred as follows: (i) 700 shares of Series B Preferred, for $700,000, in the initial Tranche Closing, which shall be consummated upon effectiveness of a registration statement registering the shares of Common Stock issuable upon conversion of the shares of Series B Preferred and exercise of the Series B Warrants for resale; (ii) 700 shares of Series B Preferred, for $700,000, in the second Tranche Closing, which shall be consummated 10 trading days after the initial Tranche Closing; (iii) 1,750 shares of Series B Preferred, for $1,750,000, in the third Tranche Closing, which shall be consummated 20 trading days after the second Tranche Closing; (iv) 1,750 shares of Series B Preferred, for $1,750,000, in the fourth Tranche Closing, which shall be consummated 20 trading days after the third Tranche Closing; (v) the fifth Tranche Closing will be consummated on the third trading day following delivery by 3i of a Purchaser Closing Notice (as defined below) to the Company with respect to such Tranche; and (vi) 1 the final Tranche Closing will be consummated on the third trading day following delivery by 3i of a Purchaser Closing Notice to the Company with respect to such Tranche. “Purchaser Closing Notice” means a written notice delivered to the Company by 3i indicating the applicable Tranche Closing Date (as defined below), together with the number of Preferred Shares and Warrants and the Tranche Purchase Price for the applicable Tranche. The date on which a Tranche Closing occurs is referred to herein as a “Tranche Closing Date.”

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Subject to certain beneficial ownership limitations and, until such date that stockholder approval is obtained, the Series B Cap, at any time after the issuance date, each holder of Series B Preferred shall have the right, at such holder’s option, to convert any or all of the shares of Series B Preferred held by such holder into fully paid and nonassessable shares of our Common Stock. The number of shares of Common Stock issuable upon conversion of each share of Series B Preferred shall be equal to the quotient obtained by dividing (i) the Stated Value of such share of Series B Preferred plus all accrued and unpaid dividends thereon by (ii) the Conversion Price in effect on the date of conversion.

In addition to the shares of Series B Preferred to be sold and issued pursuant to the Series B Preferred Purchase Agreement, at each Tranche Closing we shall also issue a Series B Warrant to purchase that number of shares of our Common Stock equal to 30% of shares of Common Stock issuable upon conversion in full of the shares of Series B Preferred issued at the same Tranche Closing. Each Series B Warrant shall be immediately exercisable (subject to certain beneficial ownership limitations and stockholder approval), expire five years from the date of issuance, and have an initial exercise price equal to the average closing price of our Common Stock during the prior five trading days preceding each Tranche Closing (as may be adjusted for stock dividends, subdivisions, or combinations in the manner described in the Series B Warrant). In the event that Series B Warrants issued in a subsequent Tranche Closing have a lower exercise price than those Series B Warrants outstanding as of such later Tranche Closing, immediately after the Tranche Closing the exercise price of all outstanding Series B Warrants shall automatically be reduced to equal such lower exercise price of the Series B Warrants issued in such Tranche Closing.

In the event that the average closing price of our Common Stock during the prior three trading days preceding a Tranche Closing date shall not be equal to or greater than the Series B Floor Price (as defined below), then the applicable Tranche Closing shall be delayed until such time as the price meets the required threshold for a period of five consecutive trading days. Notwithstanding the foregoing, 3i has the ability, subject to prior written consent of the Company, to purchase any number of shares of Series B Preferred prior to the dates of the Tranche Closings provided for in the Series B Preferred Purchase Agreement.

The consummation of the transactions contemplated by the Series B Preferred Purchase Agreement is subject to various customary closing conditions. In addition, pursuant to the Series B Preferred Purchase Agreement, unless and until we obtain the stockholder approval of the elimination of the Series B Cap, 3i is prohibited from converting its shares of Series B Preferred and exercising its Series B Warrants to the extent that such conversions and exercises would, in the aggregate, result in the issuance of shares of common stock exceeding the Series B Cap. 3i shall have no obligation to fund the second or subsequent Tranche Closings unless and until such stockholder approval has been obtained.

Pursuant to the Series B Preferred Purchase Agreement, subject to certain exceptions, for so long as any shares of Series B Preferred remain outstanding (the “ROFR Period”), 3i will have a right of first refusal to with respect to any investment proposed to be made by any other person for each and every future variable rate transaction during the ROFR Period. Additionally, subject to certain exceptions, for so long as 3i holds any shares of Series B Preferred, Series B Warrants, or shares of Common Stock issued upon conversion of the Series B Preferred or exercise of the Series B Warrants, 3i shall have the right to participate in any subsequent financing for up to 20% of such financing. Moreover, for so long as any shares of Series B Preferred remain outstanding, subject to certain exceptions, 3i shall have the right to require us to use 25% of the proceeds received by us from any future financing to redeem any shares of Series B Preferred held by 3i in accordance with the terms of the Certificate of Designation of Preferences, Rights and Limitations of the Series B Non-Voting Convertible Preferred Stock (the “Series B Certificate of Designation”).

The Series B Preferred Purchase Agreement contains certain termination rights, representations, warranties, covenants and events of default. The Purchase Agreement will automatically terminate if any Tranche Closing has not occurred prior to December 9, 2026.

3i has agreed that neither it nor any of its affiliates shall engage in any direct or indirect short-selling or hedging of our Common Stock during any time prior to the termination of the Series B Preferred Purchase Agreement.

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In connection with the Series B Preferred Purchase Agreement, we also entered into a registration rights agreement pursuant to which we agreed to file with the Commission a registration statement registering the shares of common stock issuable upon conversion of the shares of Series B Preferred and exercise of the Series B Warrants for resale.

Pursuant to the Series B Amendment, we agreed to hold a stockholders’ meeting to submit the approval of the conversion of shares of the shares of our Series B Preferred and exercise of the Series B Warrants that may be issued to 3i pursuant to the Series B Preferred Purchase Agreement, in accordance with the rules of the Nasdaq Stock Market LLC, as soon a reasonably practicable after execution of the Series B Amendment (but in any event no later than March 9, 2026). If the requisite stockholder approval is not obtained at the Special Meeting, then we shall convene additional stockholder meetings every four months thereafter until the requisite stockholder approval is obtained.

Summary of Terms of the Series B Preferred

The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series B Preferred are set forth in the Series B Certificate of Designation. The Series B Certificate of Designation authorizes 8,400 shares of Series B Preferred. A summary of the principal terms of the Series A Preferred are set forth below:

Ranking. The Series B Preferred ranks senior to our Common Stock and Series A Preferred stock with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

Dividends. The holders of outstanding shares of Series B Preferred shall be entitled to cumulative dividends at an annual rate of 10% of the Stated Value (as defined below) per share. Dividends shall accrue from the date of each such Tranche Closing, and for as long as any shares of Series B Preferred remain issued and outstanding and are payable quarterly in arrears. At the Company’s option, dividends on the Series B Preferred may be paid in (i) cash, (ii) by adding the amount of dividends payable on such date to the aggregate Stated Value of such holder’s shares of Series B Preferred Stock (“PIK Dividends”), or (iii) any combination of cash and PIK Dividends. The “Stated Value” shall mean $1,000 per share, subject to adjustment in the event of any stock dividend (including PIK Dividends), stock split, combination, recapitalization, or other similar event affecting such shares.

Voting. Except as otherwise provided by the Series B Certificate of Designation or required by law, the Series B Preferred does not have voting rights. However, as long as any shares of Series B Preferred are outstanding, we shall not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series B Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series B Preferred or alter or amend the Series B Certificate of Designation, amend or repeal any provision of, or add any provision to, our Charter or Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, in each case if any such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Preferred, (ii) issue further shares of Series B Preferred, or (iii) enter into any agreement with respect to any of the foregoing.

Conversion. Subject to certain beneficial ownership limitations and, until such date that stockholder approval in accordance with the listing rules of the Nasdaq Stock Market is obtained, the Series B Cap, at any time after the issuance date, each holder of Series B Preferred shall have the right, at such holder’s option, to convert any or all of the shares of Series B Preferred held by such holder into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock issuable upon conversion of each share of Series B Preferred shall be equal to the quotient obtained by dividing (i) the Stated Value of such share of Series B Preferred plus all accrued and unpaid dividends thereon by (ii) the Conversion Price (as defined below) in effect on the date of conversion. The conversion price (the “Conversion Price”) in effect on any conversion date shall be equal to 90% of the lowest closing VWAP of our Common Stock on the Nasdaq Capital Market for the five trading days immediately preceding the date of the conversion notice delivered by the holder, subject to adjustment, provide, however, that in no event shall the Conversion Price be lower than $0.39 per share (the “Series B Floor Price”), subject to adjustment.

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Liquidation. In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of Series B Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets, funds, or proceeds available for distribution of the Company to the holders of Common Stock or any other class or series of capital stock ranking junior to the Series B Preferred upon liquidation, by reason of their ownership thereof, an amount per share equal to the greater of (i) the Stated Value plus all accrued and unpaid dividends thereon or (ii) the amount that such holder would receive if such holder converted all of its shares of Series B Preferred into common stock immediately prior to such liquidation, dissolution or winding up.

Redemption. The Company may, at any time and in its sole discretion, request to redeem all or any portion of the outstanding shares of Series B Preferred at a price equal to 115% of the Stated Value plus all accrued and unpaid dividends thereon by providing the holder at least 10 days prior written notice, during which 10 day period the holder thereof shall have the right to convert such holder’s shares of Series B Preferred into shares of Common Stock. Upon the closing of any equity or equity-linked financing by the Company after the issuance date, the holder shall have the right, but not the obligation, to require the Company to redeem, out of the proceeds of such financing, up to 25% of the aggregate amount of net proceeds raised in the financing, outstanding shares of Series B Preferred at a per share price equal to the Stated Value plus all accrued and unpaid dividends thereon, provided that such right shall expire 5 days after the holder receives notice from the Company of the consumption of a financing.

Nasdaq Stockholder Approval Requirement; Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the sale, issuance, or potential issuance by a listed company, in a transaction other than a public offering, of shares of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before the issuance for a price that is less than the Minimum Price. Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

As discussed above, the price at which the shares of Series B Preferred that we shall issue to 3i shall convert into shares of our Common Stock shall be equal to 90% of the lowest closing VWAP of our Common Stock on the Nasdaq Capital Market for the five trading days immediately preceding the date of the conversion notice delivered by the holder. Additionally, the exercise price of the Series B Warrants shall be equal to the average closing price of our Common Stock during the prior five trading days preceding each Tranche Closing (subject to certain adjustments, including downward adjustment in the event that we issue Series B Warrants to 3i that have a lower exercise price in connection with a subsequent Tranche Closing). As a result of the formulas that will be used to determine the applicable Conversion Price for the shares of Series B Preferred and the exercise price of the Series B Warrants that we will issue pursuant to Series B Preferred Purchase Agreement, it is possible that we may issue shares of our Common Stock upon conversion of the shares of Series B Preferred and exercise of the Series B Warrants at a price below the Minimum Price in the future. Accordingly, we are seeking stockholder approval of this Proposal 3 in order to permit us to issue shares of Common Stock in excess of the Series B Cap to 3i upon conversion of the shares of the Series B Preferred and exercise of the Series B Warrants at a price below the Minimum Price. As a result of the foregoing, and in order to comply with our obligations under the Series B Preferred Purchase Agreement and to allow us to fully utilize the Series B Preferred Purchase Agreement, we are seeking stockholder approval of the elimination of the Series B Cap, in accordance with Nasdaq Listing Rule 5635(d).

Potential Effects of this Proposal

In the event that our stockholders approve this Proposal 3 at the Special Meeting, the Series B Cap will be eliminated and, subject to certain beneficial ownership limitations and certain other conditions, 3i will have the right to convert the shares of Series B Preferred and exercise the Series B Warrants we issue to it pursuant to the Series B Preferred Purchase Agreement. Additionally, receipt of stockholder approval of this Proposal 3 at the Special Meeting is necessary in order for us to complete the fifth and the final Tranche Closings pursuant to the Series B Preferred Purchase Agreement. This would allow us to access up to the full $8,400,000 of capital provided for pursuant to the Series B Preferred Purchase Agreement, excluding any additional proceeds that we would receive in the event that 3i exercises its Warrants, on favorable terms. Access to such financing would provide much needed working capital for the purpose of growing our business and the development of our product candidates.

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Because the number of shares of Common Stock that we may issue upon conversion of the shares of Series B Preferred and exercise of the Series B Warrants that we may issue to 3i pursuant to the Series B Preferred Purchase Agreement will be determined at the time of conversion of shares of the Series B Preferred and issuance of the Series B Warrants, respectively, based upon the VWAP and closing price of our Common Stock (as described in additional detail above), we cannot predict the number of shares of our Common Stock that may be issued upon conversion of the shares of Series B Preferred and/or exercise of the Series B Warrants we may issue to 3i pursuant to the Series B Preferred Purchase Agreement. The issuance of shares of Common Stock upon conversion of shares of the Series B Preferred and exercise of the Series B Warrants will not affect the rights of the holders of outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of our Common Stock or in greater price volatility.

We are not seeking the approval of stockholders to authorize entry into the Series B Amendment, as we have already done so, and such agreement is already binding on the Company.

Potential Consequences if this Proposal is Not Approved

In the event that our stockholders do not approve this Proposal 3 at the Special Meeting, unless the Series B Preferred holder elects to waive the relevant conditions to closing, our access to capital pursuant to the Series B Preferred Purchase Agreement will be limited to the $4,900,000 we have received in connection with the Tranche Closings consummated to date and we will not be able to complete any of the other Tranche Closings. If we cannot complete any of the remaining Tranche Closings, we may need to raise additional capital through other sales of our equity securities, which may not be available if and when we need it, may be on terms less favorable to us and could result in significant dilution to our stockholders. The failure of our stockholders to approve this Proposal 3 could severely limit our ability to raise additional capital.

Additionally, in the event that our stockholders do not approve this Proposal 3 at the Special Meeting, we will be required to convene and hold meetings of our stockholders every four months after the Special Meeting until the requisite stockholder approval is obtained. The process of continuing to hold stockholder meetings to obtain the requisite stockholder approval would cause us to incur additional costs and expenses in connection with holding these additional stockholder meetings, including legal costs and costs in connection with soliciting proxies, and would divert our management’s attention from the operation of our business, which could materially harm our business.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve this Proposal 3. Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 3. This Proposal 3 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THOSE SHARES OF SERIES B PREFERRED AND EXERCISE OF THOSE SERIES B WARRANTS THAT WE MAY IN THE FUTURE ISSUE TO 3i PURSUANT TO THE SERIES B PREFERRED PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

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PROPOSAL 4

ADJOURNMENT OF THE SPECIAL MEETING

General

Our stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the proposals set forth in this Proxy Statement.

If a quorum is not present at the Special Meeting, our stockholders may be asked to vote on this proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve any of the foregoing proposals, our stockholders may also be asked to vote on this proposal to approve the adjournment of the Special Meeting, in full or in part, to permit further solicitation of proxies in favor of any of the proposals.

If this adjournment proposal is submitted for a vote at the Special Meeting, and if our stockholders vote to approve the adjournment proposal, the Special Meeting may be adjourned, in full or in part, to another place, or a later date or dates, to enable us to solicit additional proxies in favor of any of the proposals. If the adjournment proposal is approved, and the Special Meeting is adjourned, we will use the additional time to solicit additional proxies in favor of the relevant proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against any of the proposals.

Our Board believes that, if the number of shares of our Common Stock voting in favor of any of the proposals at the Special Meeting is insufficient to approve such proposals, it is in the best interests of our stockholders to enable us, if we so choose and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Special Meeting is adjourned, in full or in part, the time and place of the adjourned Special Meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as adjourned or postponed.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve the adjournment of the Special Meeting pursuant to this Proposal 4. Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 4. We believe that this Proposal 4 will be treated as a non-routine matter on which a broker or other nominee does not have discretionary authority to vote.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ADJOURNMENT OF THE SPECIAL MEETING PURSUANT TO THIS PROPOSAL 4, TO ANOTHER PLACE, DATE OR TIME, IF DEEMED NECESSARY OR APPROPRIATE

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our outstanding Common Stock as of December 26, 2025 by: (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our named executive officers (as defined by Item 402(a)(3) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and (iv) all of our current directors and executive officers as a group. As of December 26, 2025, there are no persons known to us to beneficially own more than 5% of each class of our outstanding Common Stock.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our Common Stock outstanding on that date and all shares of our Common Stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them, except to the extent that power may be shared with a spouse. The Company does not know of any arrangements the operation of which may at a subsequent date result in a change of control of the Company.

Beneficial owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Directors and Named Executive Officers
Jennifer Ernst(3)	34,129	*
Lisa Wolf(4)	434	*
Dean Zikria(5)	4,492	*
Sheryle Bolton(6)	7,132	*
Christina Valauri(7)	4,456	*
Michael Handley(8)	8,824	*
All current directors and executive officers as a group (6 persons)	59,467	2.3%

*	Less than 1%
(1)	Unless otherwise indicated in the footnotes to the table, the address for each beneficial owner listed is c/o Tivic Health Systems, Inc., 47685 Lakeview Blvd., Fremont, California 94538.
(2)	Based on 2,525,778 shares of common stock outstanding as of December 26, 2025.
(3)	Includes 32,691 shares of Common Stock held by Ms. Ernst, and options to purchase 1,438 shares of Common Stock that are vested and exercisable (or will be vested and exercisable within 60 days of December 26, 2025).
(4)	Includes 434 shares of Common Stock held by Ms. Wolf.
(5)	Includes options to purchase 4,492 shares of Common Stock that are vested and exercisable (or will be vested and exercisable within 60 days of December 26, 2025).
(6)	Includes options to purchase 7,132 shares of Common Stock that are vested and exercisable (or will be vested and exercisable within 60 days of December 26, 2025).
(7)	Includes options to purchase 4,456 shares of Common Stock that are vested and exercisable (or will be vested and exercisable within 60 days of December 26, 2025).
(8)	Includes 8,824 Restricted Stock Units (RSUs) that are vested (or will be vested within 60 days of December 26, 2025).

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STOCKHOLDER PROPOSALS

Our Bylaws and Rule 14a-8 of the Exchange Act establish advance notice procedures with regard to certain matters (other than director nominations), including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notices must meet the requirements in our Bylaws and Rule 14a-8 of the Exchange Act and must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting in order to be included in our proxy statement. Therefore, to be presented at our 2026 annual meeting of stockholders, such a proposal must be received by us no earlier than March 2, 2026, and no later than April 1, 2026. However, if the date of the 2026 annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the later of (i) the 90th day prior to such annual meeting and (ii) the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, and otherwise comply with the requirements set forth in our Bylaws or requirements of the Exchange Act, then the persons named as proxies in the proxies solicited by the Board for the 2026 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our Bylaws and Rule 14a-8 of the Exchange Act, which also specify requirements as to the form and content of a stockholder’s notice.

Furthermore, our Bylaws and Rule 14a-19 of the Exchange Act establish advance notice procedures and certain other requirements that stockholders who wish to nominate directors for election at a stockholder meeting must comply with. In general, notices must meet the requirements in our Bylaws and Rule 14a-19 of the Exchange Act and must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to ensure that stockholder nominees for election of directors will be included for election at our 2026 annual meeting of stockholders, such a proposal must be received by us no earlier than March 2, 2026, and no later than April 1, 2026. However, if the date of the 2026 annual meeting of stockholders is more than 30 days before or after such anniversary date, notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the later of (i) the 90th day prior to such annual meeting and (ii) the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2026 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our Bylaws, which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide us notice that sets forth the information required by Rule 14a-19 of the Exchange Act.

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MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our Common Stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials and may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Tivic Health Systems, Inc., 47685 Lakeview Blvd., Fremont, California 94538, Attn: Secretary, by registered, certified or express mail or by calling the Company at (888) 276-6888.

By Order of the Board of Directors,

Sheryle Bolton

Chairperson of the Board

, 2026

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PROXY CARD

TIVIC HEALTH SYSTEMS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS ON FEBRUARY 19, 2026

This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted “FOR” Proposals 1, 2, 3 and 4.

The stockholder(s) represented herein appoint Jennifer Ernst proxy with the power of substitution to vote all shares of common stock entitled to be voted by said stockholder(s) at the Special Meeting of the stockholders of Tivic Health Systems, Inc. (the “Company,” or “our”), to be held virtually at on February 19, 2026, at 1:00 P.M. (Pacific Time), and in any adjournment or postponement thereof as specified in this proxy. To access the virtual meeting, you must have your control number and other information that is printed on the reverse side of this form.

Proposal 1		FOR	AGAINST	ABSTAIN
To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of those shares of our Series C Non-Voting Convertible Preferred Stock and exercise of those warrants to purchase shares of our common stock that we may in the future issue to certain institutional investors (the “Series C Preferred Investors”) pursuant to that certain Securities Purchase Agreement entered into by and between us and such investors on December 9, 2025 (the “Series C Preferred Purchase Agreement”);
	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of those shares of our Series C Non-Voting Convertible Preferred Stock and exercise of those warrants to purchase shares of our common stock that we may in the future issue to certain institutional investors (the “Series C Preferred Investors”) pursuant to that certain Securities Purchase Agreement entered into by and between us and such investors on December 9, 2025 (the “Series C Preferred Purchase Agreement”).	☐	☐	☐

Proposal 2		FOR	AGAINST	ABSTAIN
	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of our Senior Secured Convertible Note and exercise of a warrant to purchase shares of our common stock that we may in the future issue to 3i, LP, a Delaware limited partnership (“3i”), pursuant to that certain Securities Purchase Agreement entered into by and between us and 3i on December 9, 2025 (the “Note Purchase Agreement”).	☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN
	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of those shares of our Series B Non-Voting Convertible Preferred Stock and exercise of those warrants to purchase shares of our common stock that we may in the future issue to 3i pursuant to that certain Securities Purchase Agreement entered into by and between us and the previous investor party thereto on April 29, 2025 (the “April 2025 Purchase Agreement”), as amended by that the Amendment to Securities Purchase Agreement entered into by and between us and 3i on December 9, 2025 (the “Series B Amendment and, together with the April 2025 Purchase Agreement, the “Series B Preferred Purchase Agreement”).	☐	☐	☐

Proposal 4		FOR	AGAINST	ABSTAIN
	To approve the adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals.	☐	☐	☐